SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2003

INTRUSION INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-20191 (Commission File Number)	75-1911917 (IRS Employer Identification No.)

1101 East Arapaho Road, Richardson, Texas (Address of Principal Executive Offices)		75081 (Zip Code)

(972) 234-6400

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                (c)  Exhibits

99.1 - - Press release issued by Intrusion Inc. on April 22, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

                In accordance with SEC Release No.  33-8216, the following information, intended to be furnished under “Item 12.  Results of Operations and Financial Condition,” is instead furnished under “Item 9.  Regulation FD Disclosure.”

                On April 22, 2003, Intrusion Inc. issued a press release providing a first quarter 2003 interim update.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRUSION INC.

	By:	/s/ MICHAEL L. PAXTON
Dated: April 23, 2003		Michael L. Paxton Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release issued by Intrusion Inc. on April 22, 2003.